UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒    Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12.

Avon Products, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

**** IMPORTANT ****

Dear Avon Products, Inc. Shareholder:

Enclosed you will find additional proxy materials relating to the Annual Meeting scheduled to be held on May 6, 2010.

Your vote is important and we strongly encourage you to exercise your right to vote. Your Board recommends that you vote in favor of the election of each director, the ratification of auditors, and the approval of the 2010 Stock Incentive Plan.

Because we have not heard from you, we are sending you this reminder notice, and we urge you to vote your proxy immediately. As a shareholder, you have the ability to vote over the internet or telephone, or by mailing the enclosed form. Instructions on how to vote are included in this package.

Your shares cannot be represented at the Annual Meeting on the election of directors or the approval of the 2010 Stock Incentive Plan, unless you either sign and return the enclosed voting form or vote by telephone or over the internet.

If you sign and return the enclosed form without indicating a choice of “for,” “against” or “abstain” your shares will be voted as recommended by your Board of Directors.

Please Vote Today

If you have questions or need help voting your shares, please call our proxy solicitation firm, Morrow & Co., LLC. at 1-800-607-0088.

Regards,

Andrea Jung
Chairman of the Board and
Chief Executive Officer

AVON PRODUCTS, INC.    1345 Avenue of the Americas New York, NY 10105-0196    212.282.7000  TEL    212.282.6174  FAX

AVON

the company for women

Annual Meeting Admission Ticket

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 A.M. New York Time, on May 6, 2010.

Vote by Internet
- Log on to the Internet and go to **www.envisionreports.com/avp**
- Follow the steps outlined on the secured website.

Vote by telephone
- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Outside the USA, US territories & Canada, call 1-781-575-2300 on a touch tone telephone.
- Follow the instructions provided by the recorded message.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals

The Board of Directors recommends a vote FOR the listed nominees.

1. Election of Directors: 01 - W. Don Cornwell, 02 - V. Ann Hailey, 03 - Fred Hassan, 04 - Andrea Jung, 05 - Maria Elena Lagomasino, 06 - Ann S. Moore, 07 - Paul S. Pressler, 08 - Gary M. Rodkin, 09 - Paula Stern, 10 - Lawrence A. Weinbach

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.

01	02	03	04	05	06	07	08	09	10
☐	☐	☐	☐	☐	☐	☐	☐	☐	☐

The Board of Directors recommends a vote FOR Proposals 2 and 3.

	For	Against	Abstain
2. Ratification of the appointment of independent registered public accounting firm	☐	☐	☐
3. Approval of 2010 Stock Incentive Plan	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

This proxy revokes all prior dated proxies. The signer hereby acknowledges receipt of Avon's Proxy Statement dated March 25, 2010.

NOTE: Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

015GZB

Proxy Card Solicited on Behalf of the Board of Directors Voting Instruction Card to J.P. Morgan Chase Bank, Trustee The undersigned hereby appoints Charles W. Cramb and Kim K. W. Rucker, and each of them, proxies, with full power of substitution and resubstitution, to vote and act with respect to all shares of the Company’s Common Stock (the “Shares”) owned of record by the undersigned and which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on May 6, 2010, and at any adjournment or postponement thereof, as instructed on the reverse side of this card, and to vote in accordance with their discretion on such other matters as may properly come before the meeting. The undersigned also provides instructions to J.P. Morgan Chase Bank, Trustee, to vote Shares allocated, respectively, to accounts the undersigned may have under the Avon Personal Savings Account Plan which are entitled to be voted at the aforesaid Annual Meeting and at any adjournment or postponement thereof, as specified on the reverse side of this card. Unless your card is received by May 1, 2010, and unless you have specified your instructions, your Shares cannot be voted by the Trustees. IF NO INSTRUCTIONS ARE SPECIFIED ON THE REVERSE SIDE OF THIS CARD: _ All Shares owned of record by the undersigned will be voted FOR the election of nominees proposed for election as directors (Proposal 1), FOR the ratification of the Company’s independent registered public accounting firm for 2010 (Proposal 2) and FOR the approval of the 2010 Stock Incentive Plan (Proposal 3). _ All Shares allocated under the Avon Personal Savings Account Plan WILL NOT BE VOTED. Proxy — Avon Products, Inc. Admission Ticket (If you plan to attend the Annual Meeting, bring this Admission Ticket with you) Avon Products, Inc. Annual Meeting of Shareholders Thursday, May 6, 2010 at 10:00 A.M., Lila Acheson Wallace Auditorium Asia Society and Museum 725 Park Avenue at 70th Street New York, New York 10021 For transportation directions, please go to: http://www.avoncompany.com/investor/annualmeeting/directions.pdf _IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.